Exhibit 99.1

Investor Relations: Brian Norris Vice President of Investor Relations bnorris@evolvtechnology.com

Evolv Technology Appoints New Chief Financial Officer

– Former CFO Transitioning to Pursue CEO Role –

– Company Welcomes Proven Finance Executive with Background in High-Growth SaaS, Cybersecurity and Networking –

– Mark Donohue to join from Vestmark, Rapid7, Cisco and Starent Networks –

Waltham, Massachusetts – May 19, 2022 – Evolv Technology (NASDAQ: EVLV), a global leader in weapons detection security screening, today announced the appointment of Mr. Mark Donohue to the position of Chief Financial Officer, effective June 1, 2022. Mr. Donohue will succeed Mr. Mario Ramos, who has accepted a role as CEO at a privately held financial services company. Mr. Ramos will continue in his current role until May 31, 2022 to ensure a smooth transition.

Mr. Donohue will assume global responsibility for the Company's accounting, finance, treasury, risk compliance, information technology, supply chain, manufacturing and investor relations functions. Mr. Donohue joins Evolv Technology from Vestmark, a leading financial technology provider of SaaS-based portfolio management and trading tools, where he has served as Chief Financial Officer since 2018.

"We’re excited to welcome Mark to the executive management team," said Mr. Peter George, President and Chief Executive Officer of Evolv Technology. "Mark’s career has been shaped over 25 years of executive leadership at category leading technology companies across the SaaS, cybersecurity and networking markets. We believe his experience and leadership will be particularly important as we prepare for the next stage of our growth."

"I'm thrilled to be joining Evolv Technology, a leader in weapons detection security screening," said Mr. Donohue. "Evolv provides industry-leading technology that is helping to solve the very important challenge of keeping the visiting public safe. I look forward to joining the team as we work to extend Evolv’s leadership position in one of the fastest growing markets across the technology industry.”

Prior to joining Vestmark, Mr. Donohue served in several senior roles on the finance team of Rapid7, (NASDAQ: RPD), a leading provider of security analytics and automation, including Vice President of Finance. Before that, he spent seven years at Cisco (NASDAQ: CSCO), the worldwide leader in technology that powers the Internet, where he served as Senior Director, Strategy, Finance and Business Operations for the Mobility Business Group. Previously he served as Director of Investor Relations and Assistant Treasurer for Starent Networks, Corp. (NASDAQ: STAR), a leading provider of infrastructure solutions that enable mobile operators to deliver multimedia services to their subscribers. Earlier in his career, Mr. Donohue held various roles at IDC, Ferris Baker Watts, Teradyne and Quantum Corporation. Mr. Donohue earned an MBA and MSF from Boston College and a Bachelor’s Degree from The University of New Hampshire.

“On behalf of the Board of Directors and the entire leadership team, I would like to thank Mario for the valuable contributions he has made since joining the team,” continued Mr. George. “During Mario’s tenure we made important progress in the areas of people, systems, controls and technology which positions us well in our growth plans as a public company. We wish Mario well in his next chapter.”

About Evolv Technology

Evolv Technology (NASDAQ: EVLV) is a global leader in weapons detection security screening. Our mission is Evolv Technology (NASDAQ: EVLV) is a leader in weapons detection for security screening, securing the world’s most iconic venues and companies. Its mission is enabling a better experience and better security for venues, creating a safer world to work, learn, and play by transforming physical security to make everywhere safer. It gives sports fans, theme park visitors, concertgoers, shoppers, employees, students, and others peace of mind so that they can gather without fear of violence. Its security screening has scanned more than 250 million people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States, and its technology combines powerful, advanced sensors with proven artificial intelligence (AI), security ecosystem integrations, and comprehensive venue analytics to reliably detect threats 10 times faster than traditional metal detectors. Evolv Technology, Evolv Express®, Evolv Insights™, and Evolv Cortex AI™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements and information, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that relate to our current expectations and views of future events including but not limited to statements regarding our expectations regarding the executive management transition changes. Forward-looking statements involve the Company’s current expectations and projections relating to its financial condition, competitive position, future financial results, plans, objectives, and business. All statements other than statements of historical facts contained in this press release are forward-looking statements. In some cases, these forward-looking statements can be identified by words or phrases such as “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or the negative of these terms or other similar expressions. These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements reflect the Company’s current views with respect to future events and the Company’s performance and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, without limitation expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic, including variants, vaccine roll-out efforts, and local, state, and federal responses to addressing the pandemic may have an adverse effect on the Company’s business operations, as well as the Company’s financial condition and results of operations; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources; and the risk factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on March 28, 2022. These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.